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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated December 16, 1994 appearing on page 14 of Microsemi Corporation's Annual
Report on Form 10-K for the year ended October 2, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.





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PRICE WATERHOUSE LLP
Costa Mesa, California
September 6, 1995